UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

June 1, 2015

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	1-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive, Mississauga, Ontario, Canada L5K 1B1 (905) 403-6500	110 E. 59th Street, Suite 2100 New York, New York, USA 10022 (212) 821-0100

(905) 403-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, Garth M. Girvan and Marc A. Utay did not stand for re-election and retired from the Board of Directors of IMAX Corporation (the “Company”) on June 1, 2015.

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2015 Annual Meeting of Shareholders of the Company was held on June 1, 2015.

Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting, and the final voting results on each such matter.

1.	Election of Directors

By a vote by way of show of hands, Neil S. Braun, Eric A. Demirian, Richard L. Gelfond, David W. Leebron, Michael Lynne, Michael MacMillan, I. Martin Pompadur, Darren D. Throop, and Bradley J. Wechsler were elected as directors of the Company to hold office until the year 2016 or until their successors are elected or appointed. Management received proxies from the shareholders to vote for the nine directors nominated for election as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Neil S. Braun	53,227,280	664,839	5,727,150
Eric A. Demirian	53,011,000	881,119	5,727,150
Richard L. Gelfond	53,474,402	416,717	5,728,150
David W. Leebron	49,036,621	4,854,498	5,728,150
Michael Lynne	53,569,767	321,353	5,728,149
Michael MacMillan	53,432,994	459,125	5,727,150
I. Martin Pompadur	53,561,337	329,783	5,728,149
Darren D. Throop	53,272,760	618,359	5,728,150
Bradley J. Wechsler	53,082,199	809,920	5,727,150

2.	Appointment of Auditor

By a vote by way of show of hands, PricewaterhouseCoopers LLP (“PwC”) were appointed auditors of the Company to hold office until the next annual meeting of shareholders and shareholders authorized the directors to fix their remuneration. Management received proxies from the shareholders to vote for the re-appointment of PwC as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
57,417,474	2,156,184	45,611	0

3.	Named Executive Officer Compensation (“Say-on-Pay”)

By a vote by way of show of hands, the compensation of the Company’s Named Executive Officers was approved on an advisory basis. Management received proxies from the shareholders to vote for the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
34,092,652	19,709,897	89,571	5,727,149

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation (Registrant)

Date: June 2, 2015	By:	/s/ Robert D. Lister
	Name:	Robert D. Lister
Chief Legal Officer & Chief Business Development Officer

	By:	/s/ G. Mary Ruby
	Name:	G. Mary Ruby
Chief Administrative Officer & Corporate Secretary